EXHIBIT 10.2

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT
THIS AGREEMENT is made as of the 25th day of July, 2018 (the “Grant Date”) by and between Heska Corporation (the “Company”) and Jason D. Aroesty (the “Executive”).
In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:
SECTION 1. GRANT OF STOCK
1.1    Precedence of Plan. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.
1.2    Grant of Stock. The Company hereby grants to Executive an aggregate of 25,000 shares of Restricted Stock (the “Shares”), subject to vesting as provided in Section 2.
SECTION 2. UNVESTED SHARES SUBJECT TO FORFEITURE
2.1    Shares Subject to Forfeiture. The Shares are subject to performance-based vesting requirements.
a.The Shares will vest in accordance with the Vesting Schedule attached as Attachment 1 (incorporated herein by reference).
b.In the event of a Change of Control prior to the vesting of all Shares, any remaining unvested Shares will vest. For this purpose, “Change of Control” means (i) a sale of all or substantially all of the Company’s assets, (ii) any merger, consolidation, or other business combination transaction of the Company with or into another corporation, entity, or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, (iv) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board, or (v) a dissolution or liquidation of the Company.

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c.In the event that Executive’s employment with the Company is terminated at least one (1) year following the Grant Date because of either (i) Executive’s death or (ii) Executive’s total and permanent disability, any remaining unvested Shares will vest. For this purpose, “total and permanent disability” means that by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, the Executive either (i) is unable to perform the business and professional services in the performance of Executive’s duties, consistent with Executive’s position within Heska, as prior reasonably assigned to Executive by the Board, or (ii) is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Heska employees.
d.Except as set forth in Attachment 1, in the event that Executive’s employment with the Company is terminated prior to the vesting of all Shares for any reason other than death or total and permanent disability, Executive will forfeit all right to any unvested Shares. In the event that Executive’s employment with the Company is terminated prior to one (1) year following the Grant Date because of either (i) Executive’s death or (ii) Executive’s total and permanent disability, Executive will forfeit all right to any unvested Shares.
2.2    Restriction on Transfer. Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.
SECTION 3. STOCKHOLDER RIGHTS
3.1    Stock Register and Certificates. The Shares will be recorded in the stock register of the Company in the name of Executive. If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company. Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 2, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.
3.2    Exercise of Stockholder Rights. Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.
3.3    Legends. Certificates, if any, representing the Shares will contain the following or other legends in the Company’s discretion:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE

ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4. RESPONSIBILITY FOR TAXES
4.1    Section 83(b) Election. Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement. Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).
4.2    Withholding. In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law. The Company in its discretion may permit Executive to satisfy all or part of Executive’s withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to Executive on vesting.
SECTION 5. MISCELLANEOUS
5.1    Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive’s service in any capacity.
5.2    Effect on Employee Benefits. Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.
5.3    Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
5.4    Entire Agreement. This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.
5.5    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to contracts between Colorado residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTIVE	HESKA CORPORATION
a Delaware Corporation
/s/ Jason Aroesty	/s/ Jason Napolitano
Title: Chief Operating Officer, Chief Strategist and Secretary

Attachment 1
VESTING SCHEDULE
The Shares are subject to the following vesting restrictions:
a.Market Price Vesting. Subject to the terms and conditions of this Agreement, (i) 1,563, (ii) 1,563 and (iii) 1,562 Shares shall vest on the Market-Vesting Date following achievement of the corresponding Market-Vesting Threshold (collectively, the “Market-Vesting Shares”) listed below. For purposes of this Agreement, a “Market-Vesting Threshold” will be achieved each time the 20-Day Price first equals or exceeds each of the following thresholds achieved on or before March 31, 2025: (i) $133.34 (“First Threshold”), (ii) $154.67 (“Second Threshold”), and (iii) $186.67 (“Third Threshold”). For purposes of this Agreement, the “Market-Vesting Date” with respect to each Market-Vesting Threshold will be the later of (i) the date such Market-Vesting Threshold is first achieved or (ii)(A) for the First Threshold, the second anniversary of the Grant Date, (B) for the Second Threshold, the third anniversary of the Grant Date and (C) for the Third Threshold, the fourth anniversary of the Grant Date. For purposes of this Agreement, the “20-Day Price” shall mean, with respect to any date, the average of the closing prices per share of the Company’s Common Stock for the 20 trading days ending on such date (inclusive) on the NASDAQ Stock Market, or if the Shares are not traded on the NASDAQ Stock Market, the average of the high bid and low asked prices on such trading days quoted on the NASDAQ OTC Bulletin Board or by the National Quotation Bureau, Inc., or a comparable service as determined in the discretion of the Committee (as applicable, the “Closing Price”). In the event of a stock split, stock dividend or reverse stock split affecting the Shares, the Committee shall adjust the Market-Vesting Thresholds to appropriately reflect such event. Notwithstanding any provision of this Agreement to the contrary, all Market-Vesting Shares that do not vest pursuant to this paragraph on or before March 31, 2025 will be forfeited.
b.Operating Income Vesting. Subject to the terms and conditions of this Agreement, (i) 2,605, (ii) 2,604 and (iii) 2,604 Shares shall vest on the corresponding Income-Vesting Date following achievement of each Income-Vesting Threshold (collectively, the “Income-Vesting Shares”) listed below. For purposes of this Agreement, an “Income-Vesting Threshold” will be achieved on each Reporting Date that the Company’s Operating Income for the preceding fiscal year first equals or exceeds each of the following thresholds for fiscal years through and including 2024: (i) $25,000,000 (ii) $30,000,000 and (iii) $35,000,000 (collectively, the “Income-Vesting Shares”). For purposes of this Agreement, the “Income-Vesting Date” with respect to each Income-Vesting Threshold achieved will be the Reporting Date for such achievement. For purposes of this Agreement, “Reporting Date” means the date in each fiscal year that the Company’s independent public accountants issue their Financial Report on the Company’s financial statements for the preceding fiscal year (each, a “Financial Report). For purposes of this Agreement, “Operating Income” means for any fiscal year, the following, determined on a consolidated basis in accordance with generally-accepted accounting principles for the Company and its subsidiaries, based on the Financial Report for such year: (x) consolidated net income plus (y) the sum of the following, without duplication, to the extent deducted in determining such consolidated net income: (i) income and franchise tax expense and (ii) interest and other expense (net). Notwithstanding any provision of this Agreement to the

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contrary, all Income-Vesting Shares that do not vest pursuant to this paragraph on or before the Reporting Date in 2025 will be forfeited.
c.Revenue Vesting. Subject to the terms and conditions of this Agreement, (i) 2,292, (ii) 2.291, (iii) 2,291and (iv) 2,291 Shares shall vest on the corresponding Revenue-Vesting Date following achievement of each Revenue-Vesting Threshold (collectively, the “Revenue-Vesting Shares”) listed below. For purposes of this Agreement, a “Revenue-Vesting Threshold” will be achieved on each Reporting Date that the Company’s Revenue for the preceding fiscal year first equals or exceeds each of the following thresholds for fiscal years through and including 2024 (the “Revenue-Vesting Thresholds”): (i) $170,000,000, (ii) $200,000,000 (the “Second Revenue Threshold”), (iii) $230,000,000 and (iv) $260,000,000 (collectively, the “Revenue-Vesting Shares”). For purposes of this Agreement, the “Revenue-Vesting Date” will be the later of (i) the date such Revenue-Vesting Threshold is first achieved and (ii) the Reporting Date in 2021 for the Second Revenue Threshold, and for all other Revenue-Vesting Thresholds, the Reporting Date in 2022. For purposes of this Agreement, “Revenue” means for any fiscal year, total revenue, net, determined on a consolidated basis in accordance with generally-accepted accounting principles for the Company and its subsidiaries, based on the Financial Report for such year. Notwithstanding any provision of this Agreement to the contrary, all Revenue-Vesting Shares that do not vest pursuant to this paragraph on or before the Reporting Date in 2025 will be forfeited.
d.S&P Outperformance Vesting. Subject to the terms and conditions of this Agreement, (i)1,945 Shares shall vest on the anniversary of the Grant Date occurring in 2020 (the “2020 S&P Vesting Date”) if the S&P Performance-Vesting Threshold for the period ending on the 2020 S&P Vesting Date is achieved and (ii) 1,389 Shares shall vest on the anniversary of the Grant Date occurring in 2022 (the “2022 S&P Vesting Date”) if the S&P Performance-Vesting Threshold for the period ending on the 2022 S&P Vesting Date is achieved. For purposes of this Agreement the 2020 S&P Vesting Date and the 2022 S&P Vesting Date are sometimes referred to as the “S&P Vesting Dates” (together with the Income-Vesting Dates, the Market-Vesting Dates and the Revenue-Vesting Dates, the “Vesting Dates”). For purposes of this Agreement, “S&P Performance-Vesting Threshold” means, as measured on each S&P Vesting Date, that (i) if the change in the Standard and Poors 500 Index (the “Index”) for the period beginning on the Grant Date and ending on the applicable S&P Vesting Date, expressed as a percentage, is neutral or positive, the change in the Closing Price of the Heska Shares for the corresponding period, expressed as a percentage, is greater, or (ii) if such percentage change in the Index is negative, the percentage change in the Closing Price of the Heska Shares for the corresponding period is either positive or if negative, is smaller than the corresponding percentage change in the Index. In the event of a stock split, stock dividend or reverse stock split affecting the Shares, the Committee shall adjust the S&P Performance-Vesting Thresholds to appropriately reflect such event. Notwithstanding any provision of this Agreement to the contrary, Shares that do not vest on the corresponding S&P Vesting Date will be forfeited at the corresponding S&P Vesting Date.
e.Financial Statement Restatement. Notwithstanding any provision of this Agreement to the contrary, the Shares shall be subject to the terms and conditions of this Section in the event that the Company issues a restatement of its audited financial statements (a “Restatement”) after any portion of the Shares has vested. If (i) any portion of the Shares vests based on achievement of an Income-Vesting Threshold and/or Revenue-Vesting Threshold and within 3 years thereafter the Company issues a Restatement affecting Operating Income and/or Revenue for the corresponding fiscal year such that any Income-Vesting Threshold and/or Revenue-Vesting Threshold would not have been met, then the corresponding portions of the Shares shall be deemed not to have vested, and (ii) any portion of the Shares vests based on achievement of a Market-Vesting Threshold and /or S&P Performance-Vesting Threshold and within 3 years thereafter the Company issues a Restatement, and the Committee determines in its good faith discretion, based on a reasonable estimate of the effect of the Restatement, that there is a reasonable likelihood that a Market-Vesting Threshold and/or S&P Performance-Vesting Threshold would not have occurred if the results reported in the Restatement had been reported initially, then the corresponding portions of the Shares shall be deemed not to have vested. If any portion of the Shares is deemed not to have vested pursuant to the foregoing sentence (an “Unearned Grant”), then Executive shall either (x) promptly return the Shares comprising the Unearned Grant to the Company or (y) if Executive has sold such Shares, pay to the Company within one (1) year from the date of the corresponding Restatement an amount equal to the proceeds Executive received from any sale of such Shares not returned by Executive pursuant to the foregoing clause (x). For the avoidance of doubt, if any portion of the Shares is deemed not to have vested as a result of a Restatement in accordance with this paragraph, such unvested portion will remain eligible for vesting on the terms and conditions of this Agreement for the remainder of the vesting periods set forth herein. In addition to the foregoing, Executive’s compensation and equity awards shall remain subject to any applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act) or regulation in effect from time to time.
f.Acceleration of Vesting for Certain Termination Events. If, at any time, Executive’s employment is terminated by the Company without Cause (as defined below) or by Executive for Good Reason (as defined below), and the termination is not In Connection with a Change of Control (as defined in this Agreement), all further vesting of the Shares will terminate immediately; provided, that if, within one (1) year after any such termination, (A) the Company achieves one or more Market-Vesting Thresholds or S&P Performance-Vesting Thresholds or (B) a Reporting Date occurs on which the Company achieves one or more Income-Vesting Thresholds or Revenue-Vesting Thresholds, then any Shares that would otherwise have vested by virtue of such achievement, if such termination had not occurred and Executive had served through the corresponding Vesting Date under this Agreement, shall be deemed to vest on such Vesting Date. If, at any time, Executive’s employment is terminated by the Company without Cause or by Executive for Good Reason, and the termination is In Connection with a Change of Control, then any remaining unvested Shares will vest.
g.Definitions.
i.    Cause. For purposes of this Agreement, “Cause” shall mean the occurrence of one or more of the following: (i) conviction of, or entry of a plea of nolo contendere to, any felony crime (including one involving moral turpitude), or any crime which reflects so negatively on Heska to be detrimental to Heska’s image or interests, or any act of fraud or dishonesty that has such negative reflection upon Heska; (ii) the repeated commitment of insubordination or refusal to comply with any reasonable request of the Board related to the scope or performance of Executive’s duties; (iii) possession of any illegal drug on Heska premises or being under the influence of illegal drugs or abusing prescription drugs or alcohol while on Heska business, attending Heska-sponsored functions, or on Heska premises; (iv) the gross misconduct or gross negligence in the performance of Executive’s responsibilities which, based upon good faith and reasonable factual investigation of the Board, demonstrates Executive’s unfitness to serve; (v) material breach of Executive’s obligations under this Agreement; or (vi) material breach of any fiduciary duty of Executive to Heska, which results in material damage to Heska or its business; provided, however, that if any occurrence under subsections (ii), (iv), (v), and (vi) may be cured, Heska will provide notice to Executive describing the nature of such event and Executive will thereafter have thirty (30) days to cure such event, and if such event is cured with that 30-day period, then grounds will no longer exist for terminating Executive’s employment for Cause.
ii.    Good Reason.
(1)    For purposes of this Agreement, “Good Reason” means the occurrence of any of the following without Executive’s express written consent:
(a)Executive’s authority with Heska is, or Executive’s duties or responsibilities are, materially diminished relative to Executive’s authority, duties, and responsibilities as in effect immediately prior to such change;
(b)a material diminution in Executive’s Base Salary as in effect immediately prior to such diminution; provided, that an across-the-board reduction in the base compensation and benefits of all other executive officers of Heska by the same percentage amount (or under the same terms and conditions) as part of a general base compensation reduction and/or benefit reduction shall not constitute such a qualifying material diminution;
(c)a material change in the geographic location of Executive’s principal place of employment such that the new location results in a commute for Executive that is both (A) longer than Executive’s commute prior to the relocation and (B) greater than fifty (50) road miles each way from Executive’s home as of the Grant Date;
(d)any material breach by Heska of any provision of this Agreement; and
(e)any acquiring company fails to assume or be bound by the terms of this Agreement In Connection with a Change of Control.
(2)    The aforementioned occurrences shall not be deemed Good Reason unless Executive gives Heska written notice of the existence of the condition which Executive believes constitutes Good Reason (which notice must be given within ninety (90) days of the initial existence of the condition) and such condition remains uncured for a period of thirty (30) days after the date of such notice. An event of Good Reason shall occur automatically at the expiration of such 30-day period if the relevant condition remains uncured at such time.
iii.    In Connection with a Change of Control. For purposes of this Agreement, a termination of Executive’s employment with Heska is “In Connection with a

Change of Control” if Executive’s employment is terminated without Cause or for Good Reason during the period beginning three (3) months prior to a Change of Control and ending twenty-four (24) months following a Change of Control.

Attachment 2
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, I,     , hereby sell, assign
and transfer unto     (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and
appoint      to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated:    , 20 ___ .
Signature: /s/ Jason Aroesty
This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated , 20__.
Instruction:    Please do not fill in any blanks other than the signature line

Attachment 2
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, I,     , hereby sell, assign
and transfer unto     (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and
appoint      to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated:     , 20 ___ .
Signature: /s/ Jason Aroesty
This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated     , 20__.
Instruction:    Please do not fill in any blanks other than the signature line.

Attachment 2
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, I,     , hereby sell, assign
and transfer unto     (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and
appoint      to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated:    , 20 ___ .
Signature: /s/ Jason Aroesty
This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated     , 20__.
Instruction:    Please do not fill in any blanks other than the signature line.

Attachment 2
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, I,     , hereby sell, assign
and transfer unto     (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and
appoint      to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated:    , 20 ___ .
Signature: /s/ Jason Aroesty
This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated     , 20__.
Instruction:    Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Jason Aroesty
***********
***********
You have been granted an option to purchase Public Common Stock of HESKA CORPORATION, (the "Company"):

Option No.    00005367

Date of Grant    07/25/2018

Vesting Commencement Date    07/25/2018

Exercise Price Per Share    $106.67000

Total Number of Shares Granted    2,811

Total Price of Shares Granted    $299,849.37

Type of Option    Incentive Stock Option

Expiration Date    07/24/2028

Vesting Schedule:

The shares granted shall become vested and exercisable as follows, subject to Optionee’s continued status as an Employee or Consultant on such dates.

Shares	Vest Type	Full Vest
937	Annually	07/25/2019
937	Annually	07/25/2020
937	Annually	07/25/2021

The grant will vest in full in the event of a Change of Control.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by both the terms and conditions of the 1997 Stock Incentive Plan and the attached Stock Option Agreement.

OPTIONEE:	HESKA CORPORATION, a Delaware corporation

Signature: /s/ Jason Aroesty Jason Aroesty	By: /s/ Jason Napolitano Title: Chief Operating Officer, Chief Strategist and Secretary

HESKA CORPORATION 1997 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT
(EMPLOYEES AND CONSULTANTS)

Tax Treatment	This option is intended to be an incentive stock option under section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant.

Vesting/Exercisability
This option will be cancelled and of no further force or effect in the event that Heska Corporation's stockholders fail to approve, at an annual or special meeting called for the purpose, an increase in the total number of authorized shares of the Company's Public Common Stock to at least 8,500,000 shares on or before December 31, 2022. Notwithstanding anything to the contrary in this or any other section of this Stock Option Agreement or in the Notice of Stock Option Grant, the option is not vested and shall not be exercisable unless and until such stockholder approval is effective.
This option vests and becomes exercisable in installments, as shown in the Notice of Stock Option Grant. In addition, this option shall vest and become exercisable in full if one of the following events occurs:

•	Your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of death, or

•
The Company is a party to a merger or other reorganization while you are an Employee or Consultant of the Company or a Subsidiary, this option is not continued by the Company and is not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute its own option for this option, or

•
The Company is subject to a "Change in Control" while you are an Employee or Consultant of the Company or a Subsidiary and, within 12 months after the Change in Control, the surviving entity terminates your service without your consent and without Cause, as defined below. If the surviving entity demotes you to a lower position, materially reduces your authority or responsibilities, materially reduces your total compensation or announces its intention to relocate your principal place of work by more than 20 miles, then that action will be treated as a termination of your service.

•
"Cause" shall mean (i) your failure to perform your assigned duties or responsibilities as an Employee or Consultant of the Company or a Subsidiary (other than a failure resulting from total and permanent disability, as discussed below) after notice thereof from the Company describing your failure to perform such duties or responsibilities; (ii) your material breach of any confidentiality agreement or invention assignment agreement between you and the Company or a Subsidiary; (iii) your engaging in any act of dishonesty, fraud, misrepresentation, moral turpitude or misappropriation of material property that was or is materially injurious to the Company or its affiliates; (iv) your violation of any federal or state law or regulation applicable to the Company's business; or (v) your being convicted of, or entering a plea of nolo contendere to, any crime.
No additional shares become vested after your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary has terminated for any reason other than those outlined herein.

Term
This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular Termination
If your service as an Employee, Consultant or Outside Director of the    Company or a Subsidiary terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

Death
If your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of your death, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

Disability
If your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence	Vesting of this option shall be suspended during any unpaid leave of absence unless continued vesting is required by the terms of the leave or by applicable law.
For purposes of this option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the Company approved your leave in writing and if continued crediting of service is required by the terms of the leave or by applicable law.
For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by the terms of the leave or by applicable law. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91' day of such leave, an incentive stock option shall cease to be treated as an incentive stock option and shall be treated for tax purposes as a nonstatutory option.
Unless you immediately return to active work when the approved leave ends, your service will terminate.

Restrictions on Exercise     The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise
When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. The exercise will be effective when the Company receives the Notice of Exercise with the option exercise payment described herein.

If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

•Your personal check, a cashier's check or a money order.
•Certificates for shares of Company stock that you own, along with any forms needed to affect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. However, you may not surrender shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
•Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company proceeds from the sale in an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Withholding Taxes and Stock Withholding
You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise. These arrangements may include (with the Company's approval) withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on Resale

By signing this Agreement, you agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an Employee, Consultant or Outside Director of the Company or a Subsidiary.

Transfer of Option
Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. You may, however, dispose of this option in your will, by the laws of descent and distribution or through a beneficiary designation.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Retention Rights
Neither your option nor this Agreement gives you the right to be employed or otherwise retained by the Company or a Subsidiary in any capacity. The Company or a Subsidiary reserves the right to terminate your service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Colorado (without giving effect to its conflict of laws provisions).

The Plan and Other Agreements
The 1997 Stock Incentive Plan is incorporated in this Agreement by reference. Unless otherwise defined herein, all capitalized terms herein have the same defined meanings as in the 1997 Stock Incentive Plan.
This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE NOTICE OF STOCK OPTION GRANT OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE 1997 STOCK INCENTIVE PLAN.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT
Jason Aroesty
************
************
You have been granted an option to purchase Public Common Stock of HESKA CORPORATION, (the "Company"):

Option No.    00005368

Date of Grant    07/25/2018

Vesting Commencement Date    07/25/2018

Exercise Price Per Share    $106.67000

Total Number of Shares Granted    17,189

Total Price of Shares Granted    $1,833,550.63

Type of Option    NonQualified Stock Option

Expiration Date    07/24/2028

Vesting Schedule:

The shares granted shall become vested and exercisable as follows, subject to Optionee’s continued status as an Employee or Consultant on such dates.

Shares	Vest Type	Full Vest
5,730	Annually	07/25/2019
5,730	Annually	07/25/2020
5,729	Annually	07/25/2021

The grant will vest in full in the event of a Change of Control.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by both the terms and conditions of the 1997 Stock Incentive Plan and the attached Stock Option Agreement.

OPTIONEE:	HESKA CORPORATION, a Delaware corporation

Signature: /s/ Jason Aroesty Jason Aroesty	By: /s/ Jason Napolitano Title: Chief Operating Officer, Chief Strategist and Secretary

HESKA CORPORATION 1997 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT
(EMPLOYEES AND CONSULTANTS)

Tax Treatment	This option is intended to be an incentive stock option under section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant.
Vesting/ Exercisability
This option will be cancelled and of no further force or effect in the event    that Heska Corporation's stockholders fail to approve, at an annual or special meeting called for the purpose, an increase in the total number of authorized shares of the Company's Public Common Stock to at least 8,500,000 shares on or before December 31, 2022. Notwithstanding anything to the contrary in this or any other section of this Stock Option Agreement or in the Notice of Stock Option Grant, the option is not vested and shall not be exercisable unless and until such stockholder approval is effective.
This option vests and becomes exercisable in installments, as shown in the Notice of Stock Option Grant. In addition, this option shall vest and become exercisable in full if one of the following events occurs:

•	Your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of death, or

•
The Company is a party to a merger or other reorganization while you are an Employee or Consultant of the Company or a Subsidiary, this option is not continued by the Company and is not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute its own option for this option, or

•
The Company is subject to a "Change in Control" while you are an Employee or Consultant of the Company or a Subsidiary and, within 12 months after the Change in Control, the surviving entity terminates your service without your consent and without Cause, as defined below. If the surviving entity demotes you to a lower position, materially reduces your authority or responsibilities, materially reduces your total compensation or announces its intention to relocate your principal place of work by more than 20 miles, then that action will be treated as a termination of your service.

•
"Cause" shall mean (i) your failure to perform your assigned duties or responsibilities as an Employee or Consultant of the Company or a Subsidiary (other than a failure resulting from total and permanent disability, as discussed below) after notice thereof from the Company describing your failure to perform such duties or responsibilities; (ii) your material breach of any confidentiality agreement or invention assignment agreement between you and the Company or a Subsidiary; (iii) your engaging in any act of dishonesty, fraud, misrepresentation, moral turpitude or misappropriation of material property that was or is materially injurious to the Company or its affiliates; (iv) your violation of any federal or state law or regulation applicable to the Company's business; or (v) your being convicted of, or entering a plea of nolo contendere to, any crime.
No additional shares become vested after your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary has terminated for any reason other than those outlined herein.

Term
This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular Termination
If your service as an Employee, Consultant or Outside Director of the    Company or a Subsidiary terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

Death
If your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of your death, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

Disability
If your service as an Employee, Consultant or Outside Director of the Company or a Subsidiary terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence	Vesting of this option shall be suspended during any unpaid leave of absence unless continued vesting is required by the terms of the leave or by applicable law.
For purposes of this option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the Company approved your leave in writing and if continued crediting of service is required by the terms of the leave or by applicable law.
For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by the terms of the leave or by applicable law. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91' day of such leave, anincentive stock option shall cease to be treated as an incentive stock option and shall be treated for tax purposes as a nonstatutory option.
Unless you immediately return to active work when the approved leave ends, your service will terminate.
The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.
Restrictions on Exercise

Notice of Exercise
When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. The exercise will be effective when the Company receives the Notice of Exercise with the option exercise payment described herein.

If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

•Your personal check, a cashier's check or a money order.
•Certificates for shares of Company stock that you own, along with any forms needed to affect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. However, you may not surrender shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
•Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company proceeds from the sale in an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Withholding Taxes and Stock Withholding
You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise. These arrangements may include (with the

Company's approval) withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on Resale
By signing this Agreement, you agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an Employee, Consultant or Outside Director of the Company or a Subsidiary.

Transfer of Option
Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. You may, however, dispose of this option in your will, by the laws of descent and distribution or through a beneficiary designation.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Retention Rights
Neither your option nor this Agreement gives you the right to be employed or otherwise retained by the Company or a Subsidiary in any capacity. The Company or a Subsidiary reserves the right to terminate your service at any time, with or without cause.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Colorado (without giving effect to its conflict of laws provisions).

The Plan and Other Agreements
The 1997 Stock Incentive Plan is incorporated in this Agreement by reference. Unless otherwise defined herein, all capitalized terms herein have the same defined meanings as in the 1997 Stock Incentive Plan.
This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE NOTICE OF STOCK OPTION GRANT OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE 1997 STOCK INCENTIVE PLAN.